Exhibit 99.1

Letter of Transmittal

to Tender for Exchange

10¼% Senior Notes Due 2013

of

STAR GAS PARTNERS, L.P.

and

STAR GAS FINANCE COMPANY

Pursuant to the Prospectus dated                     , 2003

THIS OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON             , 2003 UNLESS EXTENDED BY STAR GAS PARTNERS, L.P. AND STAR GAS FINANCE COMPANY IN THEIR SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Union Bank of California, N.A.

By Mail:	By Facsimile:	By Hand:

Union Bank of California, N.A. Corporate Trust Department 120 South San Pedro Street Suite 410 Los Angeles, CA 90012	Union Bank of California, N.A. Corporate Trust Department Fax No. 213-972-5695	Union Bank of California, N.A. Corporate Trust Department 120 South San Pedro Street Suite 410 Los Angeles, CA 90012

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE SERIES B NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SERIES A NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal is to be used by holders (“Holders”) of 10¼% Series A Senior Notes due 2011 (the “Series A Notes”) of Star Gas Partners, L.P. and Star Gas Finance Company (together, the “Issuers”) to receive 10¼% Series B Senior Notes due 2011 (the “Series B Notes”) if: (i) certificates representing Series A Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Series A Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Series A Notes Book-Entry Delivery Procedures” in the Prospectus dated             , 2003, to which this Letter of Transmittal is annexed (the “Prospectus”); or (iii) tender of Series A Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Series A Notes—Guaranteed Delivery” in the Prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program (“ATOP”). The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

Holders of Series A Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the exchange offer as set forth in the Prospectus and this Letter of Transmittal (together, the “Exchange Offer”) must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If a Holder desires to tender Series A Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Series A Notes and any other required document to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, then such Holder must tender such Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Series A Notes—Guaranteed Delivery.” See Instruction 2.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

TENDER OF SERIES A NOTES

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

List below the Series A Notes to which this Letter of Transmittal relates. The name and address of each registered Holder should be printed, if not already printed below, exactly as it appears on the Series A Notes tendered hereby. The Series A Notes and the principal amount of Series A Notes that the undersigned wishes to tender would be indicated in the appropriate boxes. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF SERIES A NOTES

Name and Address of Registered Holder (Please Complete if Blank) See Instruction 3.	Share Certificate(s) and Share(s) Tendered (Attach additional signed list if necessary)

*      Need not be completed by Holders tendering by book-entry transfer.
** Unless otherwise specified, the entire aggregate principal amount represented by the Series A Notes described above will be deemed to be tendered. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Star Gas Partners, L.P. and Star Gas Finance Company (together, the “Issuers”), upon the terms and subject to the conditions set forth in their Prospectus dated                    , 2003 (the “Prospectus”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together with the Prospectus constitutes the “Exchange Offer”), the principal amount of Series A Notes indicated in the foregoing table entitled “Description of Series A Notes” under the column heading “Principal Amount Tendered.” The undersigned represents that it is duly authorized to tender all of the Series A Notes tendered hereby which it holds for the account of beneficial owners of such Series A Notes (each, a “Beneficial Owner”) and to make the representations and statements set forth herein on behalf of each such Beneficial Owner.

Subject to and effective upon the acceptance for purchase of the principal amount of Series A Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers, all right, title and interest in and to all of the Series A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to such Series A Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Series A Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Series A Notes on the account books maintained by DTC to, or upon the order of, the Issuers, (ii) present such Series A Notes for transfer of ownership on the books of the Issuers, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

By accepting the Exchange Offer, the undersigned hereby represents and warrants as follows:

(1)    The Series B Notes to be acquired by the undersigned and any Beneficial Owner in connection with the Exchange Offer are being acquired by the undersigned and any such Beneficial Owner in the ordinary course of business of the undersigned and any such Beneficial Owner.

(2)    The undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in any distribution of the Series B Notes.

(3)    Except as indicated below, neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined in Rule 405 under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), of the Issuers.

(4)    The undersigned and each Beneficial Owner acknowledge and agree that (i) any person participating in the Exchange Offer with the intention or for the purpose of distributing the Series B Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Series B Notes acquired by such person with a registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission (the “SEC”) and cannot rely on the interpretation of the Staff of the SEC set forth in the no-action letters that are noted in the section of the Prospectus entitled “The Exchange Offer—Registration Rights” and (ii) any broker-dealer that pursuant to the Exchange Offer receives Series B Notes for its own account in exchange for Series A Notes which it acquired for its own account as a result of market-making activities or other trading activities must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes.

If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as the result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands it may withdraw any tenders of Series A Notes by written notice of withdrawal received by the Exchange Agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Series A Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly (or, in the case of Series A Notes tendered by book-entry transfer, such Series A Notes will be credited to the account maintained at DTC from which such Series A Notes were delivered). If the Issuers make a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waive a material condition of such Exchange Offer, the Issuers will disseminate additional Exchange Offer materials and extend such Exchange Offer, to the extent required by law.

The undersigned understands that the tender of Series A Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer. The Issuers’ acceptance for exchange of Series A Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Series A Notes (or defectively tendered Series A Notes if the Issuers have waived such defect) will be deemed to have been accepted by the Issuers if, as and when the Issuers give oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby, and that when such tendered Series A Notes are accepted for purchase by the Issuers, the Issuers will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Series A Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned and any Beneficial Owner, and any obligation of the undersigned or any Beneficial Owner hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any such Beneficial Owner.

The undersigned understands that the delivery and surrender of any Series A Note is not effective, and the risk of loss of the Series A Notes does not pass to the Exchange Agent or the Issuers, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuers. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Series A Notes will be determined by the Issuers, in their discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Series A Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Series A Notes tendered by book-entry transfer, by credit to the account of DTC), and Series B Notes issued in exchange for Series A Notes pursuant to the Exchange Offer be issued to the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,”

the undersigned hereby requests that any Series A Note representing principal amounts not tendered or not accepted for exchange and Series B Notes issued in exchange for Series A Notes pursuant to the Exchange Offer be delivered to the undersigned at the address shown below the undersigned. In the event that either or both of the “Special Issuance Instructions” box and “Special Delivery Instructions” box are completed, the undersigned hereby requests that any Series A Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of and certificates for such Series A Notes be delivered to, and Series B Notes issued in exchange for Series A Notes pursuant to the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Series A Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the principal amount of such Series A Notes so tendered.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD SERIES A NOTES IS AN AFFILIATE OF THE ISSUERS.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD SERIES A NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES DIRECTLY FROM THE ISSUERS OR AN AFFILIATE OF THE ISSUERS.

☐	CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD SERIES A NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE ISSUERS WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

              To be completed IF AND ONLY IF Series A Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Series B Notes are to be issued in the name of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Series A Notes” within this Letter of Transmittal.

Issue:    ☐  Series A Notes    ☐  Series B Notes

(check as applicable)

Name:

Please Print)

Address:

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

              To be completed IF AND ONLY IF Series A Notes in a principal amount not tendered or not accepted for exchange or Series B Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Series A Notes” within this Letter of Transmittal.

Issue:    ☐  Series A Notes    ☐  Series B Notes

(check as applicable)

Name:

Please Print)

Address:

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

 Please Sign Here

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF SERIES A NOTES REGARDLESS OF WHETHER SERIES A NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by each registered Holder exactly as such Holder’s name appears on certificate(s) for Series A Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as owner of Series A Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:

Name(s): (Please Print)

Capacity (Full Title):

Address: (Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security Number:

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

Signature Guarantee

(If Required – See Instructions 1 and 5)

Authorized Signature:

Name of Firm:

(Place Seal Here)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Signature Guarantees.    Signatures of this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Guarantee Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Exchange Act (each of the foregoing, an “Eligible Institution”), unless the Series A Notes tendered hereby are tendered (i) for the account of an Eligible Institution, or (ii) by a registered Holder of Series A Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Series A Notes) that has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal. If (x) the Series A Notes are registered in the name of a person other than the signer of this Letter of Transmittal, or (y) Series A Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder, or (z) Series B Notes are to be issued in the name of or sent to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Series A Notes must be guaranteed by an Eligible Institution as described above. See Instruction 5.

2.    Delivery of Letter of Transmittal and Series A Notes.    This Letter of Transmittal is to be completed by Holders if (i) certificates representing Series A Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Series A Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Series A Notes—Book-Entry Delivery Procedures” in the Prospectus; or (iii) tender of Series A Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Series A Notes—Guaranteed Delivery” in the Prospectus. All physically delivered Series A Notes, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Series A Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereto on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If a Holder desires to tender Series A Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Series A Notes and any other required document to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Series A Notes pursuant to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Series A Notes—Guaranteed Delivery” in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers, or an Agent’s Message with respect to guaranteed delivery that is accepted by the Issuers, must be received by the Exchange Agent, either by hand delivery, mail, telegram, or facsimile transmission, on or prior to the Expiration Date; and (iii) the certificates for all tendered Series A Notes, in proper form for transfer (or confirmation of a book-entry transfer or all Series A Notes delivered electronically into the Exchange Agent’s account at DTC pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent’s Message, must be received by the Exchange Agent within two business days after the date of the execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT’S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Series A Notes for exchange.

3.    Inadequate Space.    If the space provided herein is inadequate for listing the certificate numbers and/or the principal amount represented by Series A Notes, they should be listed on separate signed schedule attached hereto.

4.    Partial Tenders.    (Not applicable to Holders who tender by book-entry transfer). If a Holder desires to tender less than the entire principal amount evidenced by a Series A Note submitted, such Holder must fill in the principal amount that is to be tendered in the column entitled “Principal Amount Tendered.” The minimum permitted tender is $1,000 in principal amount of Series A Notes. All other tenders must be in integral multiples of $1,000 in principal amount. In the case of a partial tender of Series A Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Series A Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Series A Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

5.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If this Letter of Transmittal is signed by the registered Holder of Series A Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Series A Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Series A Notes.

If any of the Series A Notes tendered hereby is registered in the name of two or more Holders, each such Holder must sign this Letter of Transmittal. If any of the Series A Notes tendered hereby registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Series A Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuers of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by one or more registered Holders of the Series A Notes listed herein and transmitted hereby, no endorsement of Series A Notes or separate instruments of transfer is required unless Series B Notes are to be issued, or Series A Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case signatures on such Series A Notes or instruments of transfer must be guaranteed by an Eligible Institution.

IF THIS LETTER OF TRANSMITTAL IS SIGNED OTHER THAN BY THE REGISTERED HOLDER(S) OF THE SERIES A NOTES LISTED HEREIN, THE SERIES A NOTES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, IN EITHER CASE SIGNED EXACTLY AS THE NAME(S) OF THE REGISTERED HOLDER(S) APPEAR ON THE SERIES A NOTES AND SIGNATURES ON SUCH SERIES A NOTES OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

6.    Special Issuance and Delivery Instructions.    If certificates for Series B Notes or unexchanged or untendered Series A Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Series B Notes or such Series A Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. All Series A Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated herein as the account for which such Series A Notes were delivered.

7.    Transfer Taxes.    Except as set forth in this Instruction 7, the Issuers will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Series A Notes to it, or to its order, pursuant to the Exchange Offer. If Series B Notes, or Series A Notes not tendered or exchanged are to be registered in the name of any persons other than the registered owners, or if tendered Series A Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person must be paid to the Issuers or the Exchange Agent (unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted) before the Series B Notes will be issued.

8.    Waiver of Conditions.    The conditions of the Exchange Offer may be amended or waived by the Issuers, in whole or in part, at any time and from time to time in the Issuers’ discretion, in the case of any Series A Notes tendered.

9.    Substitute Form W-9.    Each tendering owner of a Note (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the owner’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided hereafter under “Important Tax Information,” and to certify that the owner (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering owner (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax withholding. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering owner (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days of the date on the Substitute Form W-9, the Exchange Agent will withhold 30% until a TIN is provided to the Exchange Agent. Backup withholding may also apply to all or a portion of the payments made during such 60 day period.

10.    Broker-Dealers Participating in the Exchange Offer.    If no broker-dealer checks the last box on page 6 of this Letter of Transmittal, the Issuers have no obligation under the Registration Rights Agreement to allow the use of the Prospectus for resales of the Series B Notes by broker-dealers or to maintain the effectiveness of the Registration Statement of which the Prospectus is a part after the consummation of the Exchange Offer.

11.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone numbers and location listed above. A Holder or owner may also contact such Holder’s or owner’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

IMPORTANT:    THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES REPRESENTING THE SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under federal income tax law, an owner of Series A Notes whose tendered Series A Notes are accepted for exchange is required to provide the Exchange Agent with such owner’s current TIN on Substitute Form W-9 below. If such owner is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the owner or other recipient of Series B Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any interest on Series B Notes paid to such owner or other recipient may be subject to 30% backup withholding tax.

Certain owners of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that owner must submit to the Exchange Agent properly completed W-8 Internal Revenue Service Forms, signed under penalties of perjury, attesting to that individual’s exempt status. The relevant W-8 forms can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding the owner is required to notify the Exchange Agent of the owner’s current TIN (or the TIN of any other payee) by completing the following form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (i) the owner is exempt from withholding, (ii) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the owner of the Series A Notes. If the Series A Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” for additional guidance on which number to report.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification No. (“TIN”)	Part 1—TAXPAYER IDENTIFICATION NUMBER. PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Part 2—Certification. Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

Signature: Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date in this form, 30 percent of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number. Backup withholding may also apply to all or a portion of the payments made during such 60 day period.

Signature                                                                                                                                          Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY NUMBER of:

1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

5. Account in the name of guardian or committee for a designated ward, minor or incompetent person	The ward, minor, or incompetent person(3)

6. (a) A revocable savings trust account (in which grantor is also trustee)	The grantor-trustee(1)

(b) Any “trust” account that is not a legal or valid trust under State law	The actual owner(1)

7. Sole proprietorship or single-owner LLC	The owner(4)

For this type of account:	Give the EMPLOYER IDENTIFICATION NUMBER of:

8. A valid, trust, estate, or pension	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)

9. Corporation or LLC electing corporate status on form 8832	The corporation or entity

10. Religious, charitable or educational organization account	The organization

11. Partnership account or multi-member LLC	The partnership or entity

12. Association, club, or other tax-exempt organization	The organization

13. A broker or registered nominee	The broker or nominee

14. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number that person’s Number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security Number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner. If the owner does not have an employer identification number, furnish the owner’s social security number.
(5)	List first and circle the name of the legal trust, estate, or pension trust.

Note: If	no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester. Backup withholding may also apply to all or certain payments made during such 60 day period.

Unless otherwise noted herein, all references to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.
•	A financial institution.
•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
•	The United States or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
•	foreign government or a political subdivision, agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.
•	A registered dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank issue.

Other Payees That May Be Exempt From Backup Withholding

A trust exempt from tax under section 664, or a non-exempt trust described in section 4947(a)(1).

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(A), 6044, 6045, 6049, 6050A,and 6050(N) and the regulations thereunder.

Privacy Act Notice—Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. This information may also be disclosed to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty For Failure To Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure To Report Certain Dividend And Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to such failure.

(3) Civil Penalty For False Statements With Respect To Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty For Falsifying Information. Willfully falsifying certifications or affirmations, may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.